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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  APRIL 1, 2005
                                                       -------------------------

                           STELLAR TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    COLORADO
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                 (State or Other Jurisdiction of Incorporation)

           000-33099                                      84-1553046
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   (Commission File Number)                    (IRS Employer Identification No.)

  7935 AIRPORT PULLING ROAD, SUITE 201
               NAPLES, FL                                           34109
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (239) 592-1816
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

         On April 1, 2005, we entered into a Loan Agreement (the "Loan Agreement") with Trident Growth Fund, LP ("Trident"). Under the Loan Agreement we issued a $1,600,000 principal amount secured convertible promissory note (the "Convertible Note") and a warrant (the "Warrant") to purchase 450,000 shares of our common stock to Trident Growth Fund, LP ("Trident"). Our obligations under the Note and Loan Agreement are (i) secured by substantially all of our assets and all of the assets of our two (2) operating subsidiaries (collectively the "Subsidiaries" and individually, a "Subsidiary") and (ii) guaranteed by the Subsidiaries.

The Convertible Note
--------------------

         The Convertible Note accrues interest at the rate of 12% per annum payable monthly in arrears on the last day of each month, is secured by substantially all of our assets, and is redeemable, in whole or in part, at our option at 100% of par. Interest is payable in cash unless Trident elects to have it paid in shares of common stock valued at the conversion price in effect on such date. The Convertible Note is due the earlier of: (i) April 30, 2006; (ii) the closing date of our next public offering of our securities for our own account; or (iii) the date of any Change of Control. For this purpose, Change Of Control means (a) the acquisition by any person (other than Trident or any of our existing shareholders) of at least forty percent (40%) of our issued and outstanding shares of capital stock having the right to vote for the election of our directors or (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted our board of directors (together with any new directors whose election to our board of directors or whose nomination for election by our shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason, other than death or disability, to constitute a majority of our directors.

         The Convertible Note is convertible in whole or in part at the option of Trident into shares of our common stock at an initial conversion price of $1.00 per share. The conversion price is subject to proportional adjustment for stock splits, combinations, recapitalizations and stock dividends. In addition, if we issue additional shares of our common stock or securities convertible or exercisable into shares of our common stock at a price or conversion or exercise price, as applicable, less than the conversion price in effect immediately prior to such issuance, the conversion price will automatically be adjusted to such lower price.

         Events of default under the Convertible Note include any failure to make an interest or principal payment when due, our breach of any representation, warranty, covenant or agreement set forth in the Loan Agreement, Convertible Note, Warrant or any other document or certificate delivered in connection therewith, any Change Of Control (as defined above) unless approved in advance by Trident, the sale, or agreement to sell, all or substantially all of our assets unless approved in advance by Trident, an assignment for the benefit of our creditors, or an application for the appointment of a receiver or liquidator for the Company or for any of our material assets. Except with respect to a payment default, we have thirty (30) days following an event of default to cure such default. Upon the occurrence of an event of default, the entire unpaid principal balance, together with accrued interest, will at the option of Trident become immediately due and payable in full, interest will accrue at the lesser of: (i) 21% per annum or (ii) the maximum rate allowed under applicable law, and until such default is cured, we will be required to issue shares of common stock to Trident equal to 0.1% of our outstanding shares for each day we are in default until such default is cured.

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The Loan Agreement
------------------

         The Loan Agreement contains standard and customary affirmative covenants with which we are required to comply. These include permitting a representative of Trident to attend all of our board meetings and providing of quarterly and annual financial statements. Commencing six (6) months from the date of the Loan Agreement, Trident has the right to nominate two (2) persons to serve on our board of directors. Commencing 180 days after the date of the Loan Agreement, we are required to comply with various financial covenants which include maintaining adequate cash flow and a current ratio of not less than 1.5 to 1. As of the date hereof, we are not in compliance with any of the financial covenants included in the Loan Agreement.

         The Loan Agreement also contains various negative covenants which prohibit us from taking certain action without obtaining the prior written consent of Trident. These include incurring additional liens on our property, incurring indebtedness in excess of $100,000, acquiring any additional assets or selling any of our assets other than in the ordinary course of business, making capital expenditures in excess of $50,000, or issuing any additional securities.

         We granted certain registration rights to Trident to register the public sale of the shares of common stock issuable upon conversion or exercise, as applicable, of the Note and Warrant (the "Trident Shares"). Specifically, with certain exceptions, we have agreed to include the Trident Shares in any registration statement we file with the Securities and Exchange Commission in order to permit the public resale of the Trident Shares. In the event that we fail to include the Trident Shares in any such registration statement, upon written notice of Trident we will be required prepare and file a registration statement with the SEC covering the Trident Shares within 105 days after the date of such notice. In addition, Trident may, at any time, request that we prepare and file a registration statement with the SEC covering the public sale of the Trident Shares. If we fail to timely file any such registration statement, then, at the option of Trident, for each full calendar month that the public sale of the Trident Shares are not covered by an effective registration statement, we will be required to issue shares of common stock to Trident equal to 0.1% of our outstanding shares each day until such shares are so registered.

         Upon closing, we paid a loan origination fee to Trident in the amount of 1% of the principal amount of the Convertible Note. In addition, we expect to enter into a financial advisory agreement with an affiliate of Trident which we expect will have a term of six months, include a retainer in the amount of $60,000, and provide for payment of certain fees in the event we complete any capital raising transaction during the term of such agreement.

The Warrant
-----------

         In connection with the issuance of the Convertible Note, we issued the Warrant to Trident to purchase 450,000 shares of our common stock. The Warrant is immediately exercisable at an exercise price of $1.00 per share, subject to adjustment, contains standard and customary cashless exercise provisions, and terminates five years from the date of grant. The exercise price is subject to proportional adjustment for stock splits, combinations, recapitalizations and stock dividends. In addition, if we issue additional shares of our common stock or securities convertible or exercisable into shares of our common stock at a price or conversion or exercise price, as applicable, less than the exercise price in effect immediately prior to such issuance, the exercise price will automatically be adjusted to such lower price.

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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.

         On April 1, 2005, we entered into the Loan Agreement with Trident pursuant to which we issued the Convertible Note in the principal amount of $1,600,000.

         The information set forth in Item 1.01 above is hereby incorporated by reference.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

         On April 1, 2005, we issued and sold to Trident the Convertible Note and Warrant in consideration of gross cash proceeds of $1,600,000. The foregoing securities were issued in a private placement transaction to one accredited investor pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), without engaging in any general solicitation or advertising of any kind and without payment of underwriting discounts or commissions to any person.

         The information set forth in Item 1.01 above is hereby incorporated by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.    Description of Exhibit
-----------    ----------------------

10.1 Loan Agreement dated April 1, 2005 by and between the Company and Trident Growth Fund, LP

10.2 Warrant dated April 1, 2005 to Purchase Shares of Common Stock issued to Trident Growth Fund, LP

10.3 Form of Security Agreement dated April 1, 2005 by and between Trident Growth Fund, LP and each of the Company and its operating subsidiaries

10.4 Form of Guaranty dated April 1, 2005 by and between Trident Growth Fund, LP and each of the Company's operating subsidiaries.

10.5 12% Secured Convertible Note dated April 1, 2005 in the Principal Amount of $1,600,000



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  STELLAR TECHNOLOGIES, INC.



Date: April 7, 2005                               By:   /s/ John Baker
                                                        -----------------------
                                                        John Baker
                                                        Chief Financial Officer







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                                  EXHIBIT INDEX



Exhibit No.    Description of Exhibit
-----------    ----------------------

10.1 Loan Agreement dated April 1, 2005 by and between the Company and Trident Growth Fund, LP

10.2 Warrant dated April 1, 2005 to Purchase Shares of Common Stock issued to Trident Growth Fund, LP

10.3 Form of Security Agreement dated April 1, 2005 by and between Trident Growth Fund, LP and each of the Company and its operating subsidiaries

10.4 Form of Guaranty dated April 1, 2005 by and between Trident Growth Fund, LP and each of the Company's operating subsidiaries.

10.5 12% Secured Convertible Note dated April 1, 2005 in the Principal Amount of $1,600,000










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